Exhibit 10.20.1



                                 AMENDMENT NO. 1
                                       TO
                             NOTE PURCHASE AGREEMENT

            AMENDMENT NO. 1, dated as of June 1, 2000, among FIB Funding Trust, as Issuer (the "Issuer"), First International Bank, as Servicer (the "Servicer"), Variable Funding Capital Corporation, as a CP Purchaser (the "CP Purchaser"), First Union Securities, Inc., as VFCC Deal Agent and Administrative Agent ("FUSI"), First Union National Bank as VFCC Liquidity Agent ("FUNB"), and certain Liquidity Purchasers named therein to that certain Note Purchase Agreement dated as of October 1, 1999 (the "Note Purchase Agreement") among, the Issuer, the Servicer, the CP Purchaser, FUSI, FUNB and the Liquidity Purchasers.

            WHEREAS, the Issuer, the Servicer, the CP Purchaser, FUSI, FUNB and the Liquidity Purchasers entered into the Note Purchase Agreement in connection with the issuance by the Issuer of the FIB Funding Trust Notes; and

            WHEREAS, Section 9.1(a) of the Note Purchase Agreement permits the Note Purchase Agreement to be amended from time to time pursuant to the conditions set forth therein; and

            WHEREAS, the parties hereto wish to amend the Note Purchase Agreement as set forth herein;

            NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Note Purchase Agreement or Appendix A to the Sale and Servicing Agreement dated as of October 1, 1999, between the Issuer and the Servicer.

            2. The definition of "Concentration and Mix Criteria" contained in
Section 1.1 of the Note Purchase Agreement is hereby amended by (i) replacing "SIC" with "NAICS" in subparagraph (b) thereof, (ii) replacing "3W" with "4" in subparagraph (e) thereof and (iii) replacing "20%" with "10%" in subparagraph
(e) thereof.

            3. Except as otherwise set forth herein, the Note Purchase Agreement shall continue in full force and effect in accordance with its terms.
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            4.  This Amendment No. 1 may be executed in one or more
counterparts, each of which, when so executed, shall be deemed an original;
such counterparts, together, shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Note Purchase Agreement as of the day and year first above written.


THE ISSUER:                               FIB FUNDING TRUST

                                          By: First International Bank


                                          By:  /s/ Ted Horan
                                               ---------------------------------
                                               Name:  Ted Horan
                                               Title: Senior Vice President

THE SERVICER:                             FIRST INTERNATIONAL BANK, as
                                          Servicer


                                          By:  /s/ Ted Horan
                                               ---------------------------------
                                               Name:  Ted Horan
                                               Title: Senior Vice President

THE LIQUIDITY PURCHASERS:                 FIRST UNION NATIONAL BANK, a
                                          national banking corporation

                                          Commitment:


                                          By:  /s/ Bill A. Shirley
                                               ---------------------------------
                                               Name:  Bill A. Shirley
                                               Title: Senior Vice President

THE CP PURCHASERS                         VARIABLE FUNDING CAPITAL
                                          CORPORATION, a Delaware corporation

                                          By:   First Union Securities, inc.,
                                          as attorney-in-fact


                                          By:  /s/ Darrell R. Baber
                                               ---------------------------------
                                               Name:  Darrell R. Baber
                                               Title:    Director
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THE DEAL AGENTS                           FIRST UNION SECURITIES,
("VFCC deal Agent") and
THE ADMINISTRATIVE AGENT:


                                          By:  /s/ James L. Sigman
                                               ---------------------------------
                                               Name:  James L. Sigman
                                               Title:    Director



THE LIQUIDITY AGENTS:                     FIRST UNION NATIONAL BANK, a
                                          national banking corporation




                                          By:  /s/ Bill A. Shirley
                                               ---------------------------------
                                               Name:  Bill A. Shirley
                                               Title:    Senior Vice President


CONSENTED TO:


UNITED STATES SMALL BUSINESS
 ADMINISTRATION


By  /s/ Le Ann M. Oliver (Acting for)
    -----------------------------------
    Name:  Jane Palsgrove Butler
    Title: AA for Financial Assistance